UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2007

DOLLAR GENERAL CORPORATION
__________________________________________________________________________
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-11421	61-0502302

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 Mission Ridge, Goodlettsville, Tennessee		37072

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(615) 855-4000

Not Applicable
__________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

     Reference is hereby made to the Registration Statement on Form 8-A filed by Dollar General Corporation with the Securities and Exchange Commission on February 29, 2000 (as amended on Form 8-A/A, filed with the Securities and Exchange Commission on September 1, 2006), relating to the Rights Agreement between the Company and Registrar and Transfer Company, as Rights Agent (the “Rights Agent”), dated as of February 29, 2000, as amended on August 30, 2006 (the “Rights Agreement”). Such Registration Statement on Form 8-A is hereby incorporated by reference herein.

     On March 12, 2007, the Company and the Rights Agent executed an amendment to the Rights Agreement (the “Second Amendment”). The Second Amendment provides that, among other things, neither the execution of the Agreement and Plan of Merger, dated as of March 11, 2007 (the “Merger Agreement”), by and between the Company, Buck Holdings, L.P., a Delaware limited partnership (“Parent”), and Buck Acquisition Corp., a Tennessee corporation (“Merger Sub”) nor the consummation of the merger or the other transactions contemplated by the Merger Agreement will trigger the separation or exercise of the shareholder rights or any adverse event under the Rights Agreement. In particular, neither Merger Sub, Parent, nor any of their respective affiliates or associates will be deemed to be an Acquiring Person (as defined in the Rights Agreement) solely by virtue of the approval, execution or delivery of the Merger Agreement or the consummation of the merger or any other transactions contemplated by the Merger Agreement. A description of the Merger Agreement is available in the Company’s filing on Form 8-K, filed with the Securities and Exchange Commission on March 12, 2007.

     The foregoing description is qualified in its entirety by reference to the Rights Agreement, prior amendments thereto, and the Second Amendment, which are filed as Exhibits 4.1, 4.2 and 4.3 respectively, and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

     The information set forth in Item 1.01 above is incorporated by reference as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR GENERAL CORPORATION

By: /s/ Susan S. Lanigan
Name: Susan S. Lanigan
Title: Executive Vice President and General Counsel

Date: March 13, 2007

INDEX OF EXHIBITS

Number	Exhibit

4.1	Rights Agreement, dated as of February 29, 2000, between Dollar General Corporation and Registrar and Transfer Company, as Rights Agent, (incorporated by reference to Exhibit 4 of the Company’s Current Report on Form 8-K dated February 29, 2000).

4.2	First Amendment to Rights Agreement, dated August 30, 2006, between Dollar General Corporation and Register and Transfer Company, as Rights Agent (incorporated by reference to Exhibit 2 of the Company’s Registration Statement on Form 8-A (Amendment No. 1) dated September 1, 2006).

4.3	Second Amendment to Rights Agreement, dated as of March 12, 2007, between Dollar General Corporation and Registrar and Transfer Company, as Rights Agent (incorporated by reference to Exhibit 4.3 on the Company’s Registration Statement on Form 8-A (Amendment No. 2) filed with the SEC on March 13, 2007).